EXHIBIT 99.1



LUCAS OIL
CALTEX
BOSCH

General FINANCE
CORPORATION
NASDAQ: GFN

Investor Presentation
Through Second Quarter Ended December 31, 2019

Safe Harbor Statement

Statements in this presentation that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements involve risks and uncertainties that could cause actual outcomes and results to differ materially from those described in forward-looking statements. We believe that the expectations represented by our forward looking statements are reasonable, yet there can be no assurance that such expectations will prove to be correct. Furthermore, unless otherwise stated, the forward looking statements contained herein are made as of the date of the presentation, and we do not undertake any obligation to update publicly or to revise any of the included forward-looking statements, whether as a result of new information, future events or otherwise unless required by applicable law. The forward-looking statements contained herein are expressly qualified by this cautionary statement. Readers are cautioned that these forward-looking statements involve certain risks and uncertainties, including those described in our filings with the Securities and Exchange Commission (the "SEC").

This presentation references financial measures that are not in accordance with U.S. generally accepted accounting principles ("GAAP"), that our management uses in order to assist analysts and investors in evaluating our financial results. These financial measures not in accordance with GAAP ("Non-GAAP Financial Measures") are defined in the Appendix. In each case, the most directly comparable GAAP financial measure, if available, is presented, and a reconciliation of the Non-GAAP Financial Measure and GAAP financial measure is provided.

General Finance at a Glance

- Leading provider of specialty rental solutions in the portable (or mobile) storage, liquid containment and modular space industries (portable services)
- Broad and expanding geographic presence with 104 primary branch locations across North America and Asia-Pacific with 101,590 fleet units
- Pac-Van and Lone Star Tank Rental in North America
- Royal Wolf in the Asia-Pacific region
- Southern Frac, a domestic manufacturer of portable liquid storage tanks and other steel-related products
- TTM (12/31/19) consolidated revenues of $364.4 million; consolidated adjusted EBITDA of $101.7 million*

*Adjusted EBITDA is a Non-GAAP financial measure. Please see reconciliation of adjusted EBITDA in the Appendix.

Our Specialty Rental Services Fleet Categories

Portable Storage Fleet Units

Storage Containers



Fleet Units (12/31/19): 68,681

Freight Containers



Fleet Units (12/31/19): 9,567

Liquid Containment Fleet Units

Liquid Containment Tanks



Fleet Units (12/31/19): 4,206

Modular Space Fleet Units

Office Containers



Fleet Units (12/31/19): 13,589

Mobile Offices



Fleet Units (12/31/19): 4,364

Modular Buildings


REPUBLIC
BANK

Fleet Units (12/31/19): 1,183

Investment Highlights



Human Capital

- Senior management drives disciplined growth strategies, operational guidance and capital markets support
- Most experienced and industry leading acquisitions team

Expansion Platform

- Top five market leader in North America with ample geographic development and expansion potential
- Market leader in Australia and New Zealand with focus to increase rental penetration
- Diversified customer base

Attractive Asset Class

- Long lived assets, rapid payback and low maintenance capex
- Differentiation and diversification of lease fleet

Financial Performance

- Strong discretionary free cash flow
- Greater focus on leasing positively impacts EBITDA margins

Experienced Senior and Field Level Management Team

- Dedicated senior executive management team with an average of over 20 years of industry experience
- Regional management personnel have specific product expertise and an average of over 15 years of industry experience

Name	Title	Prior Experience
Jody Miller	President, CEO	- EVP and COO, Mobile Mini - SVP, Mobile Services Group - SVP, RSC Equipment Rental
Charles Barrantes	EVP, CFO	- VP and CFO, Royce Medical Company - CFO, Earl Scheib, Inc. - Arthur Andersen & Co.
Christopher Wilson	General Counsel, VP & Secretary	- General Counsel and Assistant Secretary, Mobile Services Group, Inc. - Associate, Paul Hastings LLP
Jeffrey Kluckman	EVP, Global Business Development	- Head of Mergers and Acquisitions, Mobile Mini, Mobile Services Group and RSC Equipment Rental
Neil Littlewood	CEO of Royal Wolf	-COO, Royal Wolf -Executive General Manager, Royal Wolf -EVP, Coates Hire
Theodore Mourouzis	CEO, President of Pac-Van	- Controller for a 3M joint venture - Management consultant, Deloitte & Touche - President of a picture framing distributor and CFO of its holding company

Leadership Position in North America with Extensive Branch Network

- Top 5 recognized provider on national, regional and local level
- 62 primary branches in the United States - presence in 51 of top 100 MSAs
- 3 primary branches in Western Canada
- TTM (12/31/19) Net Promoter Score ("NPS") of 86 for Pac-Van
- Total lease fleet of 55,135 units
- TTM (12/31/19) revenue of $240.2 million
- TTM (12/31/19) adjusted EBITDA of $75.6 million*
- Demonstrated track record of growth
  - Market share gains
  - Accretive acquisitions
  - Greenfield openings
  - National accounts
  - Product innovation
  - Online ordering

North American Branch Network



Edmonton, AB, CA
Calgary, AB, CA
Vancouver, BC, CA
Seattle
Yakima
Portland
Elko
Salt Lake City
Bakersfield
Las Vegas
LA-Chino
Phoenix
Denver
Watford City
Kermit
Midland
Dallas
San Antonio
Austin
Houston
Kenedy
Corpus Christi
Houma
Lafayette
Kansas City
Wichita
Springfield
St. Louis
Des Moines
Madison
Green Bay
Milwaukee
Quad Cities
Chicago
Elkhart
Detroit
Indianapolis
Nashville
Little Rock
Memphis
Atlanta
Albany
Panama City
Tampa
Orlando
Miami
Jacksonville
Greenville
Charlotte
Raleigh
Charleston
Pittsburgh
Baltimore/DC
Philadelphia
Trenton
Boston
South Royalton
Tilton
OHIO
Cincinnati
Cleveland
Columbus
Toledo
KENTUCKY
Lexington
Louisville
Paducah

GeneralFINANCE CORPORATION

Note: Branch figures as of December 31, 2019.
*Adjusted EBITDA is a Non-GAAP financial measure. Please see reconciliation of adjusted EBITDA in the Appendix.

#1 Market Share Leader in Asia-Pacific

- Leadership position with 35% market share[1] in Australia and 50% market share[1] in New Zealand
- Only container leasing and sales company with a nationally integrated infrastructure and workforce
- Largest branch network of any storage container company in Australia and New Zealand
  - 24 primary branches in Australia
  - 15 primary branches in New Zealand
  - Represents all major metropolitan areas
- Total lease fleet of 46,455 units
- TTM (12/31/19) revenue of $116.2 million
- TTM (12/31/19) adjusted EBITDA of $31.6 million[2]

Asia-Pacific Branch Network



Darwin
Cairns
Townsville
Rockhampton
Brisbane - Banyo
Toowoomba
South Brisbane
Gold Coast
Coffs Harbour
Newcastle
Geraldton
Perth-Bassendean
Central Coast
Moorebank
Adelaide
Wollongong
Albury
Canberra
Melbourne - Sunshine
Gippsland
Geelong
Melbourne - Clayton
Launceston
Hobart
Whangarei
Silverdale
Tauranga
Auckland
Hamilton
New Plymouth
Napier
Palmerston North
Nelson
Wellington
Christchurch
Cromwell
Timaru
Dunedin
Invercargill

Note: Branch figures as of December 31, 2019.

(1) Management estimate.

(2) Adjusted EBITDA is a Non-GAAP financial measure. Please see reconciliation of adjusted EBITDA in the Appendix.

Diversified Customer Base

Combined Leasing Operations TTM (12/31/19)


Mining 3%
Government 2%
Other 6%
Education 3%
Consumer 4%
Retail 5%
Moving & Transportation 6%
Industrial 10%
Oil & Gas 13%
Commercial 24%
Construction 24%

North America Leasing Operations TTM (12/31/19)


Government 2%
Education 2%
Mining 1%
Other 3%
Retail 4%
Industrial 10%
Oil & Gas 18%
Construction 26%
Commercial 34%

Asia-Pacific Leasing Operations TTM (12/31/19)


Other 14%
Government 4%
Mining 6%
Retail 6%
Education 6%
Industrial 10%
Consumer 13%
Moving & Transportation 19%
Construction 22%

- *Over 50,000 customers in over 20 industries*
- *Largest customer in each geographic venue accounted for less than 5% of venue's respective FY2019 revenue*

Compelling Unit Economics

Best Rental Asset

Typical Cost:
$2,500 - $3,000

Typical Rent:
~$100/Month

Typical Utilization
Rate: 80%

High Incremental
EBITDA Margin

Attractive Tax
Attributes

Long Economic Life

Minimal Maintenance
Expense



Historical Financial Summary

Revenue


($ in millions)
$420
$350
$280
$210
$140
$70
$0
CAGR 8.5%
$182
$212
$246
$287
$304
$286
$277
$347
$378
$364
FY2011 FY2012 FY2013 FY2014 FY2015 FY2016 FY2017 FY2018 FY2019 TTM(1)

Leasing Revenue


($ in millions)
$300
$250
$200
$150
$100
$50
$0
CAGR 12.1%
$90
$104
$123
$151
$200
$168
$176
$215
$241
$238
FY2011 FY2012 FY2013 FY2014 FY2015 FY2016 FY2017 FY2018 FY2019 TTM(1)

Adjusted EBITDA(2)


($ in millions)
$120
$100
$80
$60
$40
$20
$0
CAGR 12.3%
$38
$46
$53
$69
$84
$61
$61
$88
$107
$102
21%
22%
22%
24%
28%
21%
22%
25%
28%
28%
FY2011 FY2012 FY2013 FY2014 FY2015 FY2016 FY2017 FY2018 FY2019 TTM(1)

Free Cash Flow Before Net Fleet Activity and Acquisitions(2)


($ in millions)
$60
$40
$20
$0
Cumulative Free Cash Flow $328 million
$13
$22
$23
$32
$33
$42
$27
$50
$51
$55
FY2011 FY2012 FY2013 FY2014 FY2015 FY2016 FY2017 FY2018 FY2019 TTM(1)

General FINANCE CORPORATION

(1) Represents twelve months ended 12/31/19. CAGR growth covers the period from FY2011 through 2QFY2020.
(2) Adjusted EBITDA and Free Cash Flow are Non-GAAP financial measures. Please see reconciliations in the Appendix.

Disciplined Balance Sheet Management and Capital Allocation

- Proven track record of organic and acquisition growth
- Fleet capital investment is discretionary and has been a significant component of our total investment spending
- Minimal maintenance capital expenditure requirements creates ability to generate free cash flow during a potential economic downturn

Net Fleet Capital Expenditures, Acquisitions and Fleet Count


($ in millions)
$100.0
$75.0
$50.0
$25.0
$0.0
41.3
48.9
54.3
61.6
72.9
72.9
80.7
85.8
99.7
101.6
$16.1
$1.0
$45.4
$4.6
$47.6
$18.0
$65.7
$119.2
$54.6
$37.7
$20.8
$22.6
$21.8
$5.4
$21.1
$86.5 (1)
$38.5
$22.3
$17.9
$0
FY2011 FY2012 FY2013 FY2014 FY2015 FY2016 FY2017 FY2018 FY2019 YTD 2020
(in thousands)
Net Fleet CapEx
Acquisitions
Total Fleet

Leverage(2) and Net Debt


($ in millions)
$130.0
$167.0
$156.7
$293.5
$350.2
$342.9
$347.8
$405.6
$400.7
$388.3
3.4x
3.6x
3.0x
3.4x
4.2x
5.6x
5.7x
4.6x
3.7x
3.8x
FY2011 FY2012 FY2013 FY2014(3) FY2015 FY2016 FY2017 FY2018 FY2019 YTD2020
Leverage
Net Debt

General FINANCE CORPORATION

(1) Includes $70.4 total purchase consideration paid for noncontrolling interest in Royal Wolf.
(2) Represents total debt, less cash, divided by TTM Adjusted EBITDA.
(3) Includes Lone Star Tank Rental, acquired in April 2014, for the full fiscal year.

Capital Structure as of 12/31/19

	Corporate	Asia-Pacific Leasing Operations	North America Leasing and Manufacturing Operations
Consolidated cash	• $10.1 million		
Debt	• $76.5 million 8.125% Senior Notes[1]	• $129.6 million outstanding on $152.2 million (A$217.0 million) Senior Credit Facility[2,3]	• $182.2 million outstanding on $260.0 million Senior Credit Facility • $10.1 million – other
Common equity	• 30.6 million shares outstanding	• 100% of shares owned by General Finance	• North America leasing and manufacturing operations, 100% owned by General Finance
Cumulative preferred stock	• $40.1 million		

[1]*Net of $0.9 million deferred financing costs for the Senior Notes.*
[2]*Asia-Pacific Leasing Operations amounts are translated into U.S. Dollars based on $0.7014 AUD/USD as of 12/31/19.*
[3]*Net of $0.7 million deferred financing costs for the Asia-Pacific Senior Credit Facility.*

Appendix

General Finance Organizational Structure (1) (2)


General Finance Corporation
North America Operations
68.1% of
Consolidated Revenue
Asia-Pacific Operations
31.9% of
Consolidated Revenue
Leasing Operations
65.9% of
Consolidated Revenue
Manufacturing
2.2% of
Consolidated Revenue
Leasing Operations
31.9% of
Consolidated Revenue
Pac-Van, Inc.
Lone Star Tank
Rental Inc.
Southern Frac, LLC
Royal Wolf

GeneralFINANCE CORPORATION

(1) Summary organization chart is illustrative and does not reflect the legal operating structure of General Finance.
(2) Reflects consolidated revenues for TTM 12/31/19.

Reconciliation of non-GAAP Measures

Adjusted EBITDA is a non-U.S. GAAP measure. We calculate adjusted EBITDA to eliminate the impact of certain items we do not consider to be indicative of the performance of our ongoing operations. In addition, in evaluating adjusted EBITDA, you should be aware that in the future, we may incur expenses similar to the adjustments in the presentation of adjusted EBITDA. Our presentation of adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. We present adjusted EBITDA because we consider it to be an important supplemental measure of our performance and because we believe it is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry, many of which present EBITDA and a form of adjusted EBITDA when reporting their results. Adjusted EBITDA has limitations as an analytical tool, and should not be considered in isolation, or as a substitute for analysis of our results as reported under U.S. GAAP. We compensate for these limitations by relying primarily on our U.S. GAAP results and using adjusted EBITDA only supplementally. The following tables show our adjusted EBITDA and the reconciliation from net income (loss) on a consolidated basis and from operating income (loss) for our operating units and the reconciliation of free cash flow on a consolidated basis from our statement of cash flows.

Reconciliation of Consolidated Adjusted EBITDA

	Year Ended June 30,									Six Months Ended December 31,		TTM December 31,
	2011	2012	2013	2014*	2015	2016	2017	2018	2019	2018	2019	2019
Net income (loss)	($8,858)	$8,742	$11,413	$15,149	$13,045	($3,286)	($847)	($9,107)	($7,466)	($12,370)	$16,392	$21,296
Add (Deduct) --												
Provision (benefit) for income taxes	2,958	5,360	8,195	11,620	8,697	(2,191)	(25)	(679)	5,820	3,627	6,254	8,447
Foreign currency exchange and other	(4,125)	(443)	(1,028)	1,372	273	309	351	5,887	3,523	3,293	309	529
Interest expense	20,293	12,743	10,969	11,952	21,096	19,648	19,653	33,991	35,344	17,493	14,254	32,105
Interest income	(487)	(157)	(58)	(52)	(68)	(97)	(66)	(112)	(191)	(81)	(366)	(476)
Depreciation and amortization	19,165	18,924	22,241	27,127	38,571	38,634	40,092	40,335	42,108	21,258	18,218	39,068
Impairment –goodwill/ trade name	5,858	---	---	---	---	3,068	---	---	---	---	---	---
Share-based compensation expense	693	901	1,316	1,938	2,174	2,388	1,374	3,658	2,680	1,341	1,368	2,707
Shares of RWH capital stock issued at IPO to Royal Wolf board of directors and executive management	369	---	---	---	---	---	---	---	---	---	---	---
Provision for shares of RWH capital stock purchased and awarded to Royal Wolf senior management team	802	---	---	---	---	---	---	---	---	---	---	---
Loyalty, past performance and successful IPO bonus to Royal Wolf executive and senior management team	1,311	---	---	---	---	---	---	---	---	---	---	---
Expenses of postponed public equity offering	---	---	---	---	365	---	---	---	---	---	---	---
Inventory write-downs and related	---	---	---	---	---	1,630	---	---	---	---	---	---
Non-recurring severance costs and CEO retirement compensation at Royal Wolf	---	---	---	---	---	727	---	---	---	---	---	---
Refinancing costs not capitalized	---	---	---	---	---	---	437	---	506	448	---	58
Change in valuation of bifurcated derivatives in Convertible Note	---	---	---	---	---	---	---	13,719	24,570	21,698	(4,894)	(2,022)
Adjusted EBITDA	$37,979	$46,070	$53,048	$69,106	$84,153	$60,830	$60,969	$87,692	$106,884	$56,707	$51,535	$101,712

General FINANCE CORPORATION

* FY 2014 includes approximately $7.0 million of adjusted EBITDA from Lone Star Tank Rental Inc., which was acquired on April 7, 2014.

Reconciliation of Operating Unit Adjusted EBITDA - Pac-Van

(in thousands)

	Year Ended June 30,							Six Months Ended December 31,		TTM December 31,
	2013	2014	2015	2016	2017	2018	2019	2018	2019	2019
Operating income	$8,403	$13,323	$18,425	$17,984	$19,551	$28,689	$39,497	$20,808	$25,190	$43,879
Add --										
Depreciation and amortization	6,154	7,928	11,306	13,154	13,663	14,233	15,524	7,505	8,099	16,118
Share-based compensation expense	259	312	303	374	333	309	331	148	211	394
Inventory write-downs	---	---	---	123	---	---	---	---	---	---
Refinancing costs not capitalized	---	---	---	---	437	---	448	448	---	---
Adjusted EBITDA	$14,816	$21,563	$30,034	$31,635	$33,984	$43,231	$55,800	$28,909	$33,500	$60,391

Reconciliation of Operating Unit Adjusted EBITDA - Lone Star Tank Rental

(in thousands)

	Year Ended June 30,						Six Months Ended December 31,		TTM December 31,
	2014	2015	2016	2017	2018	2019	2018	2019	2019
Operating income (loss)	$16,372	$8,233	($1,541)	($3,916)	$8,798	$14,236	$9,022	$2,541	$7,755
Add --									
Depreciation and amortization	8,013	11,345	10,529	9,666	9,161	8,936	4,750	3,270	7,456
Share-based compensation	1	11	22	41	41	33	14	24	43
Adjusted EBITDA	$24,386	$19,589	$9,010	$5,791	$18,000	$23,205	$13,786	$5,835	$15,254

Reconciliation of Operating Unit Adjusted EBITDA - Royal Wolf

(in thousands)

	Year Ended June 30,						Six Months Ended December 31,		TTM December 31,	TTM December 31,
	2014	2015	2016	2017	2018	2019	2018	2019	2019	2019
Operating income	A$29,977	A$25,672	A$17,637	A$14,340	A$17,207	A$18,998	A$8,106	A$10,717	A$21,609	US$15,017
Add (Deduct) --										
Depreciation and Amortization	17,190	18,604	19,685	22,145	22,052	25,145	12,678	10,227	22,694	15,821
Share-based compensation expense	932	1,037	1,315	(83)	1,914	1,014	529	532	1,017	709
Non-recurring severance costs and CEO retirement compensation	---	---	975	---	---		---	---	---	---
Refinancing costs not capitalized	---	---	---	---	---	82			82	58
Adjusted EBITDA	A$48,099	$A45,313	A$39,612	A$36,402	A$41,173	A$45,239	A$21,313	A$21,476	A$45,402	US$31,605

General FINANCE CORPORATION

Reconciliation of Consolidated Free Cash Flow

($ in millions)	FY11	FY12	FY13	FY14	FY15	FY16	FY17	FY18	FY19	TTM (12/31/19)
Cash From Operations	$18.5	$15.2	$34.9	$51.5	$38.2	$48.8	$35.3	$58.8	$52.1	$70.2
Add-back Changes in Fleet Inventory	(1.6)	10.4	(4.8)	(12.4)	3.2	(3.0)	(4.0)	(3.6)	5.3	(6.7)
Adjusted Cash From Operations	$16.9	$25.6	$30.1	$39.1	$41.4	$45.8	$31.3	$55.2	$57.4	$63.5
Cash From (Used In) Investing	($20.7)	($53.2)	($69.7)	($163.6)	($107.4)	($35.4)	($30.7)	($114.5)	($64.0)	($45.6)
Add-back Business and Real Estate Transactions	0.9	4.6	14.6	90.7	44.4	10.4	5.0	88.3	18.6	2.5
Add-back Net Fleet Purchases	16.1	45.4	47.6	65.7	54.6	20.8	21.8	21.1	38.5	34.7
Adjusted Cash Used In Investing	($3.7)	($3.2)	($7.5)	($7.2)	($8.4)	($4.2)	($3.9)	($5.1)	($6.9)	($8.4)
Free Cash Flow Prior to Net Fleet Activity and Acquisitions (1)	$13.2	$22.4	$22.6	$31.9	$33.0	$41.6	$27.4	$50.1	$50.5	$55.1

General FINANCE CORPORATION

(1) Prior to dividends paid on preferred stock.


LUCAS OIL
CALTEX
BOSCH

GeneralFINANCE
CORPORATION

NASDAQ: GFN